Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Playboy, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), Marc Crossman, Chief Financial Officer and Chief Operating Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 12, 2025

By: /s/ Marc Crossman
Marc Crossman
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer & Principal Accounting Officer)